Note 10 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
Goodwill and Intangible Assets

Note 10 — Goodwill and Intangible Assets

Accounting Policies

Intangible Assets

Intangible assets are initially recognized at cost. Government grants related to technology development are deducted from the carrying amount of the related asset when there is reasonable assurance that the grant will be received and the associated conditions will be met. After initial recognition, intangible assets are carried at cost less accumulated amortization and impairment losses.

Intangible assets with finite useful lives are amortized on a straight-line basis over their estimated useful lives. Useful lives and amortization methods are reviewed at each reporting date and adjusted prospectively, if appropriate. Finite-lived intangible assets are tested for impairment when events or changes in circumstances indicate that they may be impaired.

Intangible assets with indefinite useful lives are not amortized and are tested for impairment at least annually, and more frequently if indicators of impairment exist.

Goodwill

Goodwill represents the excess of consideration transferred over the fair value of identifiable net assets acquired in a business combination. Goodwill is not amortized and is measured at cost less accumulated impairment losses. Goodwill is tested for impairment annually, and more frequently if indicators of impairment exist. For impairment testing, goodwill is allocated to the cash-generating unit (“CGU”) or group of CGUs expected to benefit from the business combination, representing the lowest level at which goodwill is monitored for internal management purposes.

Impairment

At each reporting date, Opera assesses whether there is any indication that an intangible asset may be impaired. An impairment loss is recognized when the carrying amount exceeds the higher of fair value less costs of disposal and value in use (the “recoverable amount”).

For impairment testing, assets are grouped into CGUs representing the lowest level at which largely independent cash inflows are generated. Value in use is determined by discounting estimated future cash flows using a discount rate reflecting current market assessments of the time value of money and risks specific to the asset or CGU. The most recent detailed calculation of the recoverable amount from a prior period may be used in the impairment test in the current period provided all of the following criteria are met:

•
the assets and liabilities making up the cash-generating unit have not changed significantly since the most recent recoverable amount calculation;
•
the most recent recoverable amount calculation resulted in an amount that exceeded the carrying amount of the unit by a substantial margin; and
•
based on an analysis of events that have occurred and circumstances that have changed since the most recent recoverable amount calculation, the likelihood that a current recoverable amount determination would be less than the current carrying amount of the unit is remote.

Impairment losses for intangible assets other than goodwill are reviewed for possible reversal at each reporting date.

Crypto Assets

Crypto assets are classified based on their characteristics and the purpose for which they are held. An inherent characteristic of all crypto assets held by Opera is that they are digital representations and, hence, intangible by nature. Stablecoins that are short-term, highly liquid, readily convertible into known amounts of cash and subject to an insignificant risk of changes in value are presented as cash equivalents when they are held to meet short-term cash commitments. Other crypto assets are classified as intangible assets. Cash flows from purchases and sales of crypto assets are presented within operating activities.

Reconciliation of the Carrying Amounts of Goodwill and Intangible Assets

	Goodwill	Trademark	Customer Relationships	Technology	Other Intangible Assets (1)	Total
Net book value as of January 1, 2024	$429,856	$70,600	$20,210	$6,200	$2,059	$528,926
Additions, net of government grants	—	—	—	7,263	4,749	12,013
Reclassification	—	—	—	—	(801)	(801)
Amortization	—	—	(2,580)	(4,079)	(2)	(6,662)
Disposals	—	—	—	—	(2,888)	(2,888)
Impairment	—	—	—	(113)	—	(113)
Effect of movements in exchange rates	(114)	—	—	(22)	(14)	(151)
Net book value as of December 31, 2024	429,742	70,600	17,630	9,249	3,103	530,325
Additions, net of government grants	—	—	—	9,699	3,023	12,721
Amortization	—	—	(2,580)	(5,608)	(2)	(8,190)
Disposals	—	—	—	—	(4,011)	(4,011)
Impairment	—	—	—	(127)	(1,819)	(1,946)
Effect of movements in exchange rates	581	—	—	4	(28)	556
Net book value as of December 31, 2025	$430,323	$70,600	$15,050	$13,216	$266	$529,456

As of December 31, 2024:
Cost	$432,823	$70,600	$40,732	$48,104	$6,970	$599,231
Accumulated amortization and impairment	$(3,081)	$—	$(23,102)	$(38,854)	$(3,867)	$(68,905)
As of December 31, 2025:
Cost	$433,404	$70,600	$40,732	$57,805	$4,579	$607,120
Accumulated amortization and impairment	$(3,081)	$—	$(25,682)	$(44,589)	$(4,313)	$(77,664)

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(1)
Other intangible assets include holdings of CELO tokens (see below) and certain other crypto assets, with a total carrying amount of $3.1 million and $0.2 million as of December 31, 2024 and 2025, respectively. These assets have indefinite useful lives and are included in “Other current assets” in the Statement of Financial Position, as they are expected to be realized within twelve months after the reporting period. See Note 15 for information on crypto assets classified as financial assets.

Opera has a strategic partnership agreement relating to MiniPay with AP Grant Foundation Company, an entity that promotes the Celo blockchain. Under this agreement, Opera was committed to purchase CELO tokens in the amount of $0.25 million per quarter through the first quarter of 2029, with each quarterly token purchase subject to a one-year contractual lock-up period from its date of acquisition. Subsequent to the reporting period, as part of a broader amendment to this partnership agreement, Opera’s ongoing purchase obligation was removed.

Opera has received grants from the Norwegian government for the research and development of new technologies. Grants amounted to $0.4 million in 2024 and $0.5 million in 2025 and were recognized as a reduction of the carrying amount of the related technology assets.

Amortization

For intangible assets with finite useful lives, amortization is calculated on a straight-line basis over the following periods:

•
Customer relationships: Up to 15 years.
•
Technology: Up to 5 years.
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Other intangible assets: Up to 5 years.

Impairment Losses on Technology Assets

In 2023, 2024 and 2025, Opera recognized impairment losses of $0.7 million, $0.1 million and $0.1 million, respectively, each relating to different non-strategic technology assets.

Impairment Test for Crypto Assets

Crypto assets classified as intangible assets have indefinite useful lives and are tested for impairment at least annually, or more frequently if indicators of impairment exist. Their recoverable amounts were estimated as fair values less costs of disposal. Unadjusted quoted prices on crypto exchanges that are the principal markets for the crypto assets, which are level 1 inputs within the fair value hierarchy, were determined to represent fair values, while costs of disposal were estimated based on transaction fees observed on the crypto exchanges. Total impairment losses recognized on crypto assets in 2025 amounted to $1.8 million (2023 and 2024: nil).

Impairment Test for Goodwill and Trademark

Of the goodwill recognized as of December 31, 2025, $421.6 million was attributable to the acquisitions of Opera Norway AS and its subsidiaries in 2016 and $8.7 million to the acquisition of YoYo Games Ltd. in 2021. In connection with the Opera Norway acquisition, the Opera brand was recognized as a trademark with an estimated fair value at the time of $70.6 million.

Opera is organized into business units based on its main categories of products and services, and each such business unit represents a cash-generating unit. Goodwill is monitored at the Group level for internal management purposes, while the trademark is a corporate asset that contributes to the future cash flows of all business units. Accordingly, both goodwill and the trademark were tested for impairment at the level of the Group.

In the annual impairment test performed at the end of 2025, management relied on the recoverable amount determined at the end of 2023, as the criteria for using a prior-period calculation were met.

The recoverable amount was measured as the value in use by estimating the present value of the future cash flows from the cash-generating units. The projected cash flows were based on the most up-to-date forecast that had been approved by management and did not include cash flows arising from future enhancements of assets that had not been committed to and had not substantively commenced. The management-approved forecast at the time was for 2024 only as management does not approve forecasts longer than one year into the future. Because the length of the projection period for the forecasts used in the impairment test is into perpetuity, management identified a “steady state” set of assumptions for the cash flows based on an approach where, in addition to the forecast for 2024, cash flows in 2025 and 2026 were estimated and then the estimated cash flows in 2026 were used as the basis for the terminal value. This two-stage approach was aimed to take cash flows to a level at which they can be regarded as reflecting maintainable earnings and to the period in a mid-point of the cycle – i.e., not at peak or trough of the cycle. Beyond 2026, the cash flows were extrapolated using a constant nominal growth rate.

The impairment tests performed at the end of 2024 and 2025 demonstrated that the recoverable amount exceeded the carrying amount by a substantial margin. The sections below outline the key assumptions in the value-in-use calculation, including their sensitivities.

Cash Flows in Projected Period

Cash inflows were expected to grow at an annualized rate of 15.3% over the projected period, before reaching a long-term stable level. Cash inflows were forecasted for each product and country with sufficient and reliable data on which to base projections. Forecasted cash outflows were partly based on actual costs in 2023 and a bottom-up assessment for the relevant business unit. Operating expenditures were expected to grow in U.S. dollar terms but decline relative to revenue due to economies of scale. As a result, the EBITDA margin in the projected period was expected to increase at an average rate of 0.9 percentage points per year.

Long-term Growth

Long-term GDP growth rates in the relevant regions were estimated as the basis for the long-term growth rate in the terminal value. Both the labor force and productivity were assumed to be stable, which resulted in zero real GDP growth. The International Monetary Fund’s inflation estimates for 2028, broken down across regions, were used as the basis for estimating long-term inflation. As a result, the long-term nominal growth rate was estimated to be 2.8%.

Discount Rate

The estimated weighted average cost of capital (“WACC”) was used to discount the projected cash flows, as converted to U.S. dollars. The post-tax WACC was calculated to be 14.0%, whereas the derived pre-tax WACC was calculated to be 16.1%. The post-tax WACC was estimated based on the following inputs: Risk-free rate of 3.9%, market risk premium of 4.6%, equity beta of 0.9, country risk premium of 3.3%, size premium of 2.6%, and an equity-to-asset ratio of 100%.

Sensitivity Analysis

Listed below are the changes to the key assumptions that individually would result in an impairment loss as of year-end 2025:

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Decrease of the annualized growth rate for cash inflows in the projected period by more than 18.4 percentage points.
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Decrease of the EBITDA margin in the projected period by more than 2.3 percentage points each year.
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Decrease of the long-term growth rate by more than 11.1 percentage points.
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Increase of the discount rate by more than 7.4 percentage points.